Employee Benefit Plans - Amount included in accumulated other comprehensive loss that has not been recognized as a component of net periodic pension benefit (cost) (Details) - AOCI Including Portion Attributable to Noncontrolling Interest [Member] - USD ($)
$ in Millions
	Dec. 31, 2022	Dec. 31, 2021
Defined Benefit Plan Disclosure [Line Items]
Unrecognized net actuarial loss	$ 20	$ 150
Prior service cost	2	3
Total	22	153
Deferred taxes	5	(25)
Amounts recognized in accumulated other comprehensive loss	$ 27	$ 128